EXHIBIT 10.121

               PAN-SINO CASH COLLATERAL AGREEMENT

      CASH COLLATERAL AGREEMENT dated as of April 22, 1997, between PAN-SINO ENERGY DEVELOPMENT COMPANY LLC, a Cayman Islands exempted company (the "Pledgor") and BANKERS TRUST COMPANY, as Trustee (in such capacity, the "Trustee") for the Holders of the 12-1/2% Senior Secured Notes due 2004 ("Senior Secured Notes") of Panda Global Energy Company (the "Issuer") issued pursuant to the terms and subject to the conditions of a Trust Indenture, dated as of April 22, 1997 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), between the Issuer and the Trustee.


                      W I T N E S S E T H:

      WHEREAS, the Pledgor is a Subsidiary of the Issuer, and substantially all of the proceeds of the Senior Secured Notes are being loaned to Subsidiaries of the Pledgor;

      WHEREAS, in order to receive more favorable financing terms for the sale of the Senior Secured Notes, the Pledgor has agreed to pledge certain assets in favor of the Trustee;

      NOW, THEREFORE, in consideration of the premises and to induce the Trustee to enter into the Indenture and to induce the Initial Purchaser to purchase the Senior Secured Notes under the Purchase Agreement dated April 11, 1997 (as it may be amended, supplemented or otherwise modified from time to time, the "Purchase Agreement") with the Issuer, Panda Global Holdings, Inc. (the "Company") and Panda Energy International, Inc., the Pledgor hereby agrees with the Trustee, for the ratable benefit of the Holders of the Senior Secured Notes, as follows:

      1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Indenture and used herein shall have the meanings given to them in the Indenture.

     (b)  The following terms shall have the following meanings:

      "Agreement":   this Pan-Sino Cash Collateral Agreement,  as
the same may be amended, modified or otherwise supplemented from time to time.

     "Cash Collateral":  the collective reference to:

      (a) all cash, instruments, securities and funds deposited from time to time in the Cash Collateral Account, including, without limitation, all cash or other money proceeds of any property of the Pledgor that constitutes collateral subject to a security interest for the benefit of the Trustee under any Transaction Document;

     (b) all investments of funds in the Cash Collateral Account and all instruments and securities evidencing such investments;
and

      (c) all interest, dividends, cash, instruments, securities and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing.

     "Cash Collateral Account":  the Pan-Sino Fund.

      "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

       "Collateral":   the  collective  reference  to  the   Cash
Collateral and the Cash Collateral Account.

      "Guaranteed Obligations": the collective reference to the unpaid principal, interest and premium, if any, on the loans made pursuant to the Issuer Loan Agreement (including, without limitation, interest accruing at the then applicable rate of interest provided in the Issuer Loan Agreement after the maturity of the loans thereunder and interest accruing at the then applicable rate of interest provided in the Issuer Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Pan-Western whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Issuer Loan Agreement, the Issuer Note, or any other document made, delivered or given in connection therewith whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel that are required to be paid by Pan-Western pursuant to the terms of the Issuer Loan Agreement, the Issuer Note or any other Transaction Document).

       "Obligations": (i) the collective reference to the Guaranteed Obligations and the unpaid principal interest and premium, if any (including Liquidated Damages and Additional
Amounts, if any), on the Senior Secured Notes and all other obligations and liabilities of the Issuer to the Trustee and the Holders of the Senior Secured Notes (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Issuer whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, Senior Secured Notes; and

      (ii) all obligations and liabilities of the Pledgor which may arise under or in connection with this Agreement or any other
Transaction Document to which the Pledgor is a party;

in each case, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Trustee or counsel to the Initial Purchaser that are required to be paid by the Pledgor pursuant to the terms of this Agreement or any other Transaction Document.

     2. Guarantee. (a) Subject to the provisions of paragraphs 2(b) and 2(c) below, the Pledgor hereby unconditionally and irre-vocably guarantees to the Trustee, for the ratable benefit of the Holders of the Senior Secured Notes and their respective succes-sors, indorsees, transferees and assigns, the prompt and com-plete payment and performance by Pan-Western when due (whether at the stated maturity, by acceleration or otherwise) of the Guaran-teed Obligations.

      (a) The Pledgor shall have no personal liability for payment of the Guaranteed Obligations, and in any action or suit to collect the Guaranteed Obligations the Trustee and the Holders of the Senior Secured Notes shall not seek any in personam judgment against the Pledgor or any judgment for a deficiency but shall look solely to the security interests hereunder and under the other Transaction Documents to which the Pledgor is a party and the collateral described herein and therein for payment of the Guaranteed Obligations. Nothing contained in this Section shall be construed to impair the validity of the Guaranteed Obligations or any of the Transaction Documents to which the Pledgor is a party or affect or impair in any way the right of the Trustee and the Holders to exercise their rights and remedies under the Indenture, the Senior Secured Notes and any other Transaction Documents in accordance with their terms.

      (b) The maximum liability of the Pledgor hereunder and under the other Transaction Documents to which it is a party shall in no event exceed the amount which can be guaranteed by the Pledgor under applicable federal and state laws relating to the insolvency of debtors.

      3. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Pledgor hereby grants to the Trustee, for the ratable benefit of the Holders of the Senior Secured Notes, a security interest in the Collateral.

      4.   Maintenance of Cash Collateral Account.  (a)  The Cash
Collateral Account shall be maintained until the Obligations have been paid and performed in full.

      (b) The Collateral shall be subject to the exclusive dominion and control of the Trustee, which shall hold the Cash Collateral and administer the Cash Collateral Account subject to the terms and conditions of this Agreement and the Indenture. The Pledgor shall have no right of withdrawal from the Cash Collateral Account nor any other right or power with respect to the Collateral, except as expressly provided herein and therein.

      5. Deposit of Funds. (a) Pan-Sino shall make deposits to the Pan-Sino Fund in accordance with the terms of the Indenture.

      6. Representations and Warranties. The Pledgor represents and warrants to the Trustee that:

      (a) The Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.

      (b) This Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms and creates in favor of the Trustee a perfected, first priority security interest in the Collateral, enforceable in accordance with its terms, except in each case as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      (c) The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except as contemplated hereby.

      (d) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

     (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

      7. Covenants. The Pledgor covenants and agrees with the Trustee for the benefit of the Holders of the Senior Secured
Notes that, except as the Trustee may otherwise consent in accordance with the terms of the Indenture:

      (a) The Pledgor will not (1) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (2) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interest created by this Agreement.

     (b) The Pledgor will maintain the security interest created by this Agreement as a first, perfected security interest and will defend the right, title and interest of the Trustee in and to the Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Trustee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Trustee reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, financing statements under the Code.

      8. Investment of Cash Collateral. Collected funds on deposit in the Cash Collateral Account shall be invested by the Trustee pursuant to the terms of the Indenture.

      9.   Release of Cash Collateral.  The Trustee shall release
the   Cash  Collateral  in  accordance  with  the  terms  of  the
Indenture.

      10. Remedies. (a) Upon the occurrence of an Event of Default, the Trustee may, without notice of any kind, except for notices required by law which may not be waived, apply the Collateral, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Trustee hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Trustee, to the payment in whole or in part of the Obligations, in such order as the Trustee in its sole discretion may elect, and only after such application and after the payment by the Trustee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Trustee account for the surplus, if any, to the Pledgor. In addition to the rights, powers and remedies granted to it under this Agreement and in any other the Trustee shall have all the rights, powers and remedies available at law, including, without limitation, the rights and remedies of a secured party under the Code. To the extent permitted by law, the Pledgor waives presentment, demand, protest and all notices (except notices specifically provided for in any agreement securing, evidencing or relating to the Obligations), of any kind and all claims, damages and demands it may acquire against the Trustee arising out of the exercise by them of any rights hereunder.

      (b) The Pledgor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Trustee to collect such deficiency.

       11. No Subrogation. Notwithstanding any payment or payments made by the Pledgor hereunder, or any setoff or application of funds of the Pledgor by any Holder of Senior Secured Notes, or the receipt of any amounts by the Trustee or any Holder with respect to any of the Collateral, the Pledgor shall not be entitled to be subrogated to any of the rights of the Trustee or any Holder of Senior Secured Notes against the Issuer or against any other collateral security held by the Trustee or any Holder of Senior Secured Notes for the payment of the Obligations, nor shall the Pledgor seek any reimbursement from the Issuer in respect of payments made by the Pledgor in connection with this Agreement, or amounts realized by the Trustee or any Holder in connection with the Collateral, until all amounts owing to the Trustee and the Holders of Senior Secured Notes on account of the Obligations are paid in full. If any amount shall be paid to the Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Pledgor in trust for the Trustee, segregated from other funds of the Pledgor, and shall, forthwith upon receipt by the Pledgor, be turned over to the Trustee in the exact form received by the Pledgor (duly indorsed by the Pledgor to the Trustee, if required) to be applied against the Obligations, whether matured or unmatured, in such order as the Trustee may determine.

      12. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the security interest created hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Trustee or any Holder of Senior Secured Notes may be rescinded by the Trustee or such Holder of Senior Secured Notes, and any of the Obligations continued, and the Obligations, or the liability of the Issuer or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Trustee or any Holder of Senior Secured Notes, and the Indenture, the Issuer Loan Agreement, the Issuer Note, the Senior Secured Notes and the other Transaction Documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, in accordance with their terms, and any guarantee, right of offset or other collateral security at any time held by the Trustee or any Holder of Senior Secured Notes for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Trustee nor any Holder of Senior Secured Notes shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Trustee or any Holder of Senior Secured Notes upon this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between the Issuer and the Pledgor, on the one hand, and the Trustee and the Holders of Senior Secured Notes, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Issuer or the Pledgor with respect to the Obligations. When pursuing its rights and remedies hereunder against the Pledgor, the Trustee may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Issuer or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Trustee to pursue such other rights or remedies or to collect any payments from the Issuer or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Issuer or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Pledgor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Trustee or any Holder of Senior Secured Notes against the Pledgor or the Collateral.

      13. Trustee's Appointment as Attorney-in-Fact. (a) The Pledgor hereby irrevocably constitutes and appoints the Trustee and any officer or agent of the Trustee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Trustee's own name, from time to time in the Trustee's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

      (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 13(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

      14. Duty of Trustee. The Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to comply with the specific duties and responsibilities set forth herein and in the Indenture. The powers conferred on the Trustee in this Agreement are solely for the protection of the Trustee's and the Holders of Senior Secured Notes' interests in the Collateral and shall not impose any duty upon the Trustee or any Holder of Senior Secured Notes to exercise any such powers. Neither the Trustee nor any Holder of Senior Secured Notes nor its or their directors, officers, employees or agents shall be liable for any action lawfully taken or omitted to be taken by any of them under or in connection with the Collateral or this Agreement, except for its or their gross negligence or willful misconduct.

     15. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Pledgor authorizes the Trustee to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Trustee reasonably determines appropriate to perfect the security interests of the Trustee under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

      16. Authority of Trustee. The Pledgor acknowledges that the rights and responsibilities of the Trustee under this Agreement with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Trustee and the Holders of Senior Secured Notes, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Trustee and the Pledgor, the Trustee shall be conclusively presumed to be acting as agent for the Holders with full and valid authority so to act or refrain from acting, and the Pledgor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

      17. Indemnity of Trustee. The Pledgor shall indemnify the Trustee, its officers, agents, employees, and directors for, and to hold each such person harmless against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Agreement, including the costs and expenses of enforcing this Agreement against the Pledgor or any other Person and investigating or defending itself against any claim (whether asserted by the Pledgor or any Holder of Senior Secured Notes or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Pledgor promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Pledgor shall not relieve the Pledgor of its obligations hereunder. The Pledgor shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and, if Pledgor's counsel is not diligently prosecuting or defending the matter, or in the event that there may be a conflict between the positions of the Pledgor and Trustee in conducting the defense, the Pledgor shall pay the reasonable fees and expenses of such counsel. The Pledgor need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

      18. Notices. All notices, requests and demands to or upon the Trustee or the Pledgor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made
(a) when delivered by hand or (b) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (c) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, as follows:

      (1) if to the Trustee, at its address or transmission number for notices provided in the recitals of the Indenture; and

      (2) if to the Pledgor, at its address or transmission number for notices set forth under its signature below.

      The Trustee and the Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this paragraph.

     19. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      20. Integration. This Agreement represents the agreement of the Pledgor with respect to the subject matter hereof and there are no promises or representations by the Trustee or any Holder of Senior Secured Notes relative to the subject matter hereof not reflected herein.

     21.   Amendments in Writing; No Waiver; Cumulative Remedies.
(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Trustee, provided that any provision of this Agreement may be waived by the Trustee in a letter or agreement executed by the Trustee or by telex or facsimile transmission from the Trustee.

      (b) Neither the Trustee nor any Holder of Senior Secured Notes shall by any act (except by a written instrument pursuant to paragraph 21(a) hereof), delay, indulgence, omission or other-wisebe deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Trustee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege here-under shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Trustee of any right or remedy hereunder on anyone occasion shall not be construed as a bar to any right or remedy which the Trustee would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      22. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      23. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Trustee and the Holders of Senior
Secured Notes and their successors and assigns.

      24.   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED  BY,
AND  CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE
STATE OF NEW YORK.

      25.   Submission  To  Jurisdiction; Waivers.   The  Pledgor
hereby irrevocably and unconditionally:

           (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

           (c) designates, appoints and empowers CT Corporation Systems, at 1633 Broadway, New York, N.Y. 10019 as its authorized agent to receive for and on its behalf service of any summons, complaint or other legal process in any such action, suit or proceeding in the State of New York;

           (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

           (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this paragraph any special, exemplary, punitive or consequential damages.

           26. WAIVERS OF JURY TRIAL. THE PLEDGOR AND, BY ITS ACCEPTANCE HEREOF, THE TRUSTEE HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.
      IN WITNESS WHEREOF, the Pledgor and the Trustee have caused this Cash Collateral Agreement to be duly executed and delivered as of the date first above written.


                                  PAN-SINO ENERGY DEVELOPMENT COMPANY LLC



                                  By:

                                  Title:
                                  Address:
                                     Pan-Sino Energy Development Company LLC
                                     c/o Maples and Calder
                                     Ugland House
                                     P.O. Box 309
                                     South Church Street
                                     George Town, Grand Cayman
                                     Cayman Islands, British West Indies

               with a copy to:       Panda Energy International Inc.
                                     4100 Spring Valley Road
                                     Suite 1001
                                     Dallas, Texas 75244
                                     Fax: (972) 980-6815

                                 BANKERS TRUST COMPANY, as Trustee


                                 By:

                                 Title: